UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2020

Summit Financial Group, Inc.
(Exact name of registrant as specified in its charter)

West Virginia	0-16587	55-0672148
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

300 North Main Street
Moorefield	West Virginia	26836
(Address of principal executive offices)		(Zip Code)

(304)530-1000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock Par Value $2.50 per share	SMMF	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 2 – Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

Effective as of 12:01 a.m. on December 15, 2020, Summit Community Bank, Inc., a West Virginia banking corporation (“Summit”) and wholly-owned subsidiary of Summit Financial Group, Inc. (the “Company”), completed its acquisition of WinFirst Financial Corp. (“WinFirst”), a Kentucky corporation headquartered in Winchester, Kentucky pursuant to the terms of that certain Agreement and Plan of Merger dated September 28, 2020, by and among Summit, WinFirst and SMMF Thoroughbred Opportunities, Inc., (“Merger Sub”), a Kentucky corporation and wholly-owned subsidiary of Summit (the “Agreement”). The acquisition was completed in three steps (collectively referred to as the “Merger”). In the first step, WinFirst merged with Merger Sub (the “Holding Company Merger”) and WinFirst, as the surviving entity, became a wholly-owned subsidiary of Summit. In the second step, WinFirst was dissolved and distributed its assets and liabilities to Summit in accordance with Kentucky law. In the third step, WinFirst Bank, (“WinFirst Bank”), WinFirst’s subsidiary bank, was merged into Summit, with Summit surviving as the surviving bank.

Under the terms of the Agreement, each outstanding share of common stock of WinFirst was converted into the right to receive cash in the amount of $328.05 per share.

There were no material relationships, other than in respect of the Merger, between Summit and WinFirst, its directors or officers or any of its affiliates.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Section 8 – Other Events

Item 8.01 Other Events

On December 15, 2020, the Company issued a press release announcing completion of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for any purpose.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

    (d)    Exhibits

Exhibit No.	Description
2.1
Agreement and Plan of Merger dated as of September 28, 2020, by and among Summit Community Bank, Inc., SMMF Thoroughbred Opportunities, Inc. and WinFirst Financial Corp. (incorporated by reference to Exhibit 2.1 to the Form 8-K dated September 28, 2020 filed by Summit Financial Group, Inc. on September 28, 2020 (File No. 0-16587)

99.1	Press Release, dated December 15, 2020, issued by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMIT FINANCIAL GROUP, INC.

Date: December 15, 2020	By: /s/ Julie R. Markwood
Julie R. Markwood
Senior Vice President and Chief Accounting Officer